AGREEMENT AND PLAN OF MERGER

OF

SONOMAWEST HOLDINGS, INC.

(A Delaware Corporation)

AND

SONOMAWEST HOLDINGS, INC.

(A California Corporation)

        THIS AGREEMENT AND PLAN OF MERGER, dated as of November 15, 2004 (the “Agreement” ), is made by and between SonomaWest Holdings, Inc., a Delaware corporation (“SonomaWest Delaware” ), and SonomaWest Holdings, Inc., a California corporation (“SonomaWest California” ). SonomaWest Delaware and SonomaWest California are sometimes referred to herein as the “Constituent Corporations.”

R E C I T A L S :

        WHEREAS, SonomaWest California is a corporation duly organized and existing under the laws of the State of California. On the date hereof, the total number of shares of Common Stock, no par value, of SonomaWest California (the “SonomaWest California Common Stock”), authorized to be issued is 5,000,000, and the total number of shares of Preferred Stock of SonomaWest California (the “SonomaWest California Preferred Stock” ) authorized to be issued is 2,500,000. As of September 10, 2004, there were 1,114,257 shares of SonomaWest California Common Stock issued and outstanding, and no shares of SonomaWest California Preferred Stock were issued and outstanding.

        WHEREAS, SonomaWest Delaware is a corporation duly organized and existing under the laws of the State of Delaware. On the date hereof, the total number of shares of Common Stock, $.0001 par value per share (the “SonomaWest Delaware Common Stock” ) authorized to be issued is 5,000,000, and the total number of shares of Preferred Stock, $.0001 par value per share (the “SonomaWest Delaware Preferred Stock” ) authorized to be issued is 2,500,000. The SonomaWest Delaware Preferred Stock is undesignated as to series, rights, preferences, privileges, or restrictions. As of the date hereof, 100 shares of SonomaWest Delaware Common Stock were issued and outstanding, all of which were held by SonomaWest California, and no shares of SonomaWest Delaware Preferred Stock were issued and outstanding.

        WHEREAS, SonomaWest Delaware is a wholly owned subsidiary of SonomaWest California.

        WHEREAS, the Board of Directors of SonomaWest California has determined that, for the purpose of effecting the reincorporation of SonomaWest California in the State of Delaware, it is advisable and in the best interests of SonomaWest California and its shareholders that SonomaWest California merge with and into SonomaWest Delaware upon the terms and conditions provided herein.

        WHEREAS, the respective Boards of Directors of SonomaWest Delaware and SonomaWest California have approved and adopted this Agreement and have directed that this Agreement be submitted to a vote of their sole stockholder and shareholders, respectively, and executed by the undersigned officers.

        WHEREAS, the Merger (as hereinafter defined) is intended to qualify as a reorganization described in Section 368(a) of the Internal Revenue Code of 1986, as amended.

        NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, SonomaWest Delaware and SonomaWest California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

ARTICLE I
MERGER

          Section 1.1   Merger. In accordance with the provisions of this Agreement, the Delaware General Corporation Law (the “DGCL” ) and the California General Corporation Law (the “CGCL” ), SonomaWest California shall be merged with and into SonomaWest Delaware (the “Merger” ), the separate existence of SonomaWest California shall cease, and SonomaWest Delaware shall survive the Merger and shall continue to be governed by the laws of the State of Delaware. SonomaWest Delaware shall be, and is sometimes referred to herein as, the “SurvivingCorporation.” The name of the Surviving Corporation shall be SonomaWest Holdings, Inc.

          Section 1.2   Filing and Effectiveness. The Merger shall become effective when the following actions shall have been completed:

(a) this Agreement and the Merger shall have been adopted and approved by each Constituent Corporation in accordance with the requirements of the DGCL and the CGCL;

(b) all of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

(c) an executed Certificate of Ownership and Merger meeting the requirements of the DGCL shall have been filed with the Secretary of State of the State of Delaware (the “DelawareCertificate” ); and

(d) a certified copy of the Delaware Certificate, as provided in Section 1108 of the CGCL, shall have been filed with the Secretary of State of the State of California.

          The date and time when the Merger shall become effective, as aforesaid, is herein called the “Effective Date of the Merger.”

          Section 1.3   Effect of the Merger. Upon the Effective Date of the Merger, the separate existence of SonomaWest California shall cease and SonomaWest Delaware, as the Surviving Corporation shall:

(i) continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger;

(ii) be subject to all actions previously taken by its and SonomaWest California’s Boards of Directors;

(iii) succeed, without other transfer, to all of the assets, rights, powers and property of SonomaWest California in the manner more fully set forth in Section 259 of the DGCL;

(iv) continue to be subject to all of the debts, liabilities and obligations of SonomaWest Delaware as constituted immediately prior to the Effective Date of the Merger; and

    (v)      succeed, without other transfer, to all of the debts, liabilities and obligations of SonomaWest California in the same manner as if SonomaWest Delaware had itself incurred them, all as more fully provided under the applicable provisions of the DGCL and the CGCL.

ARTICLE II
CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

          Section 2.1 Certificate of Incorporation . The Certificate of Incorporation of SonomaWest Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

          Section 2.2 By-Laws . The By-Laws of SonomaWest Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the By-Laws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

           Section 2.3 Directors and Officers. The directors and officers of SonomaWest California immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the By-Laws of the Surviving Corporation.

ARTICLE III
MANNER OF CONVERSION OF STOCK

        Section 3.1   SonomaWest California Common Stock. Upon the Effective Date of the Merger, each share of SonomaWest California Common Stock, issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by either of the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of Common Stock of the Surviving Corporation.

        Section 3.2   SonomaWest California Employee Benefit Plans . Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue any and all stock option, stock incentive and other equity-based award plans heretofore adopted by SonomaWest California (individually, an “Equity Plan” and, collectively, the “Equity Plans” ), and shall reserve for issuance under each Equity Plan a number of shares of SonomaWest Delaware Common Stock equal to the number of shares of SonomaWest California Common Stock so reserved immediately prior to the Effective Date of the Merger. Each unexercised option or other right to purchase SonomaWest California Common Stock granted under and by virtue of any such Equity Plan which is outstanding immediately prior to the Effective Date of the Merger shall, upon the Effective Date of the Merger, become an option or right to purchase SonomaWest Delaware Common Stock on the basis of one share of SonomaWest Delaware Common Stock for each share of SonomaWest California Common Stock issuable pursuant to any such option or stock purchase right, and otherwise on the same terms and conditions and at an exercise or conversion price per share equal to the exercise or conversion price per share applicable to any such SonomaWest California option or stock purchase right. Each other equity-based award relating to SonomaWest California Common Stock granted or awarded under any of the Equity Plans which is outstanding immediately prior to the Effective Date of the Merger shall, upon the Effective Date of the Merger, become an award relating to SonomaWest Delaware Common Stock on the basis of one share of SonomaWest Delaware Common Stock for each share of SonomaWest California Common Stock to which such award relates and otherwise on the same terms and conditions applicable to such award immediately prior to the Effective Date of the Merger.

        Section 3.3 SonomaWest Delaware Common Stock. Upon the Effective Date of the Merger, each share of SonomaWest Delaware Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by SonomaWest Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

          Section 3.4   Exchange of Certificates.

          (a)        After the Effective Date of the Merger, each holder of an outstanding certificate representing SonomaWest California Common Stock may, at such holder’s option, surrender the same for cancellation to Continental Stock Transfer & Trust Company, as exchange agent (the “ExchangeAgent”), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation’s Common Stock into which the surrendered shares were converted as provided herein. Unless and until so surrendered, each outstanding certificate theretofore representing shares of SonomaWest California Common Stock shall be deemed for all purposes to represent the number of shares of the Surviving Corporation’s Common Stock into which such shares of SonomaWest California Common Stock were converted in the Merger.

          (b)        The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any shares of stock represented by such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to, and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by, such outstanding certificate as provided above.

          (c)        Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of SonomaWest California so converted and given in exchange therefore, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, or other such additional legends as agreed upon by the holder and the Surviving Corporation.

          (d)        If any certificate for shares of the Surviving Corporation stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof: (i) that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer; (ii) that such transfer otherwise be proper and comply with applicable securities laws; and (iii) that the person requesting such transfer pay to the Surviving Corporation or the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not payable.

ARTICLE IV
GENERAL

        Section 4.1   Covenants of SonomaWest Delaware. SonomaWest Delaware covenants and agrees that it will, on or before the Effective Date of the Merger:

          (a)        qualify to do business as a foreign corporation in the State of California and in connection therewith irrevocably appoint an agent for service of process as required under the provisions of Section 2105 of the CGCL;

          (b)        file any and all documents with the California Franchise Tax Board necessary for the assumption by SonomaWest Delaware of all of the franchise tax liabilities of SonomaWest California;

          (c)        file the Delaware Certificate with the Secretary of State of the State of Delaware;

          (d)        file a certified copy of the Delaware Certificate with the Secretary of State of the State of California; and

          (e)        take all such other actions as may be required by the DGCL and the CGCL to effect the Merger.

        Section 4.2   Covenants of SonomaWest California. SonomaWest California covenants and agrees that it will, on or before the Effective Date of the Merger, take all such other actions as may be required by the DGCL and the CGCL to effect the Merger.

        Section 4.3   Further Assurances. From time to time, as and when required by the Surviving Corporation or by its successors or assigns, there shall be executed and delivered on behalf of SonomaWest California such deeds and other instruments, and there shall be taken or caused to be taken by the Surviving Corporation and SonomaWest California such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by the Surviving Corporation, the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of SonomaWest California and otherwise to carry out the purposes of this Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of SonomaWest California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

        Section 4.4   Abandonment. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either SonomaWest California or SonomaWest Delaware, or both, notwithstanding the approval of this Agreement by the shareholders of SonomaWest California or the sole stockholder of SonomaWest Delaware or both.

        Section 4.5 Amendment. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretaries of State of the States of Delaware and California, provided that an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not, unless approved by the stockholders as required by law: (i) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation; (ii) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger; or (iii) alter or change any of the terms and conditions of this Agreement, if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

        Section 4.6   Agreement. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 2064 Highway 116 North, Sebastopol, California 95472.

        Section 4.7   Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the CGCL.

        Section 4.8   Counterparts. This Agreement may be executed in counterparts (including by facsimile), each of which shall be deemed to be an original and all of which, together, shall constitute the same instrument.

[SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

SONOMAWEST HOLDINGS, INC. a California corporation By: /s/ Roger S. Mertz —————————————— Roger S. Mertz Chairman of the Board

SONOMAWEST HOLDINGS, INC. a Delaware corporation By: /s/ Roger S. Mertz —————————————— Roger S. Mertz Chairman of the Board